Exhibit 99.2

Exhibit 99.2

Welcome to R&D Day

Vision 2020

September 21, 2016

Safe-Harbor and Forward Looking Statements

Statements in this presentation may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements, including statements regarding the clinical and therapeutic potential of MYK-461, MYK-491 and other product candidates that we may identify from our pipeline, our ability to generate topline data from our PIONEER-HCM trial and additional data from our Phase 1 MAD trial of MYK-461, our ability to initiate a Phase 1 clinical trial of MYK-491 in DCM, the timing of such events, the potential endpoints for our PIONEER-HCM trial and further clinical trials of our product candidates, and our ability to maintain, and to receive funding from, our collaboration with Sanofi, reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.

Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks associated with our precision medicine platform and the discovery, development and regulation of our product candidates and risks associated with our reliance on third parties, as well as those set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, our Registration Statement on Form S-1 (File No. 333-213680) filed with the SEC on September 16, 2016 and our other filings with the SEC. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Welcome and Vision 2020

Tassos Gianakakos Chief Executive Officer

Goals for Today

1. Provide perspective from HCM and DCM and thought leaders

2. Outline MYK-461’s path to registration informed by regulatory interactions

• Mortality-based efficacy endpoints will not be required for registration

• Improvement in functional capacity and/or clinical symptoms are suitable endpoints for registration

• A single Phase 3 pivotal study demonstrating significant improvement in functional capacity or symptoms may be adequate for approval

3. Introduce MYK-491; advancing into Phase 1 studies for DCM

4. Dive deeper into how MyoKardia’s precision medicine product engine creates novel therapies aimed at important disease areas

5. Provide visibility to multiple data catalysts on the horizon throughout 2017

Rethinking Cardiovascular Disease

Our Mission: to change the world for patients with serious cardiovascular disease through bold and innovative science

Key Elements of Our Precision Medicine Strategy and Product Engine

Mechanistic understanding of underlying drivers of disease

Therapies to directly modulate targets in causal pathway

Highly predictive assays and model systems

Efficient registration path with early proof-of-concept

Continuous feedback loop to develop best-in-class solutions

Application of MyoKardia Precision Medicine Strategy Has Led to Clinical Proof of Concept in Our Lead Program

Underlying Etiology Precision Medicine

• Genetics

• Ischemic Selection of disease targets in

• Acute or other causes

causal pathway; informed by scientific depth Identification of patient populations most likely to benefit

MYK-461 MYK-491

Clinical Features

Mechanism of Action

• Non-invasive imaging

• Target underlying cause

• Symptom, function

• Enhance / reduce power output

• Stage of disease

• Future programs

• Co-morbidities

• Efficiently achieve first-in-class; POC: target well-defined patient populations MyoKardia with clear mechanistic rationale

Implications

• Quickly validate mechanistic hypothesis through efficient clinical trial design

Product Engine Expected to Produce Future Novel Therapies and Significant Improvement for Patients

Our Aspirations:

• Leadership position in our therapeutic area(s) • Best-in-class offerings

• Potential for disease

Continual    feedback loop; modification virtuous cycle Registration based on function and symptoms

Efficiently achieve POC in targeted population(s)

Vision 2020: Key Elements Defining Success

1

Successfully launch MYK-461 in the United States

2

Build a rich, differentiated pipeline of product candidates targeted to heritable cardiovascular disease, with two additional programs in development

3

Be recognized as the world’s leader in the science and treatment of heritable cardiomyopathies

4

Attract, empower and inspire the right people

MyoKardia’s Current Disease Targets Informed by Underlying

Biomechanical Defect

Hypertrophic cardiomyopathy Dilated cardiomyopathy Normal heart (HCM) (DCM)

Normal Excessive Impaired Inadequate contraction contraction relaxation contraction

Large Affected Patient Population Segmented into Rare Disease Subgroups



Total U.S. **heart failure** population of **~6 million**

Hypertrophic Cardiomyopathy (630,000)				**Idiopathic Dilated Cardiomyopathy** (900,000)		
Obstructive HCM (410,000)		**Non-obstructive HCM** (220,000)		**Genetic DCM (gDCM)** (360,000)		**Idiopathic DCM with unknown genetic cause**[1]
Initial MYK-461 Target: Symptomatic oHCM *(Orphan Drug Designation)*	Other Patient Segments	**Future MYK-461 Target: nHCM**	Other Patient Segments	**Initial MYK-491 Target:** Specific subgroup(s)	Other Patient Segments	Other Patient Segments

NOTE: All figures approximate. Abbreviations used: Hypertrophic cardiomyopathy = HCM; Dilated cardiomyopathy = DCM; Obstructive HCM = oHCM.

(1) Represents approximately 60% of idiopathic DCM. Consists of "phenotype positive / genotype negative" patients as well as patients with genetic variants of currently unknown significance.

11

Our Two Lead Product Candidates to Treat HCM and DCM

	MYK-461	MYK-491
Disease Indication	• Hypertrophic Cardiomyopathy (HCM) • Initial Indication: symptomatic, obstructive HCM (oHCM) ✓ *Orphan Drug Designation*	• Dilated Cardiomyopathy (DCM) • Initial Indication: specific, well-defined sub-segments of DCM (i.e., genetic DCM)
Drug Profile	• First drug to target an underlying cause of HCM • Oral small molecule	• First drug to target an underlying cause of DCM • Oral small molecule
Therapeutic Hypothesis and MOA	• Allosteric inhibitor of myosin • Reduce power output (contractility) • Inhibit formation of actin-myosin crossbridges	• Allosteric activator of myosin • Increase power output • Promote formation of actin-myosin crossbridges
Status	• Phase 2 trial (PIONEER-HCM) ongoing; topline data H2 2017	• Initiate Phase 1 trial in H1 2017

12
MyoKardia

Pipeline of First-in-Class Targeted Therapies


Program
Discovery
Preclinical
Phase 1
Phase 2
U.S. rights
Ex-U.S. rights
MYK-461:
Symptomatic, obstructive HCM (Orphan Designation)
MYK-461:
Non-Obstructive HCM
MYK-491:
Genetic DCM
HCM-2:
Additional HCM subtype
LUS-1:
RCM, additional HCM, DCM subtypes
Current Stage
Anticipated Development Path through 2017
MyoKardia
Sanofi

13

MyoKardia

MyoKardia R&D Day Agenda

Welcome and Vision 2020

Tassos Gianakakos

Chief Executive Officer

MyoKardia’s Scientific Foundation

Christine Seidman, M.D.

Co-Founder, MyoKardia

Professor of Genetics and the Thomas W. Smith Professor of Medicine Harvard Medical School and Brigham and Women’s Hospital

An Overview of Hypertrophic Cardiomyopathy

Srihari Naidu, M.D.

Director, Cardiac Catheterization Laboratory, Interventional Cardiology Fellowship Program and HCM Treatment Center at Winthrop University Hospital

HCM Clinician Roundtable and Q&A

Srihari Naidu, M.D.; Christine Seidman, M.D; Andrew Wang, M.D.

MYK-461 Phase 1 Studies in Hypertrophic Cardiomyopathy

Andrew Wang, M.D.

Professor, Duke University School of Medicine

MYK-461 and the Path to Registration

Jonathan Fox, M.D., Ph.D.

Chief Medical Officer

MyoKardia R&D Day Agenda (cont’d)

Q&A Followed by Break

An Overview of Dilated Cardiomyopathy

Daniel Judge, M.D.

Associate Professor of Medicine, Johns Hopkins University School of Medicine; Medical Director, Center for Inherited Heart Disease

MyoKardia’s DCM Program: MYK-491

Robert McDowell, Ph.D.

Senior Vice President, Drug Discovery

Research Directions Toward Vision 2020

Michael Graziano, Ph.D.

Vice President, Research Biology

Closing Remarks and Q&A

MyoKardia’s Scientific Foundation

Christine Seidman, M.D. Co-Founder, MyoKardia

Professor of Genetics and the Thomas W. Smith Professor of Medicine

Harvard Medical School and Brigham and Women’s Hospital

MyoKardia Progress Builds Upon Decades of Work

nature

Vol. 328, 536-539
August 1987

Myosin subfragment-1 is sufficient to move actin filaments *in vitro*

Yoko Yano Toyoshima, Stephen J. Kron, Elizabeth M. McNally*, Kenneth R. Niebling, Chikashi Toyoshima & James A. Spudich

PNAS

Vol. 85, pp. 7270-7273,
October 1988

Coexpression and assembly of myosin heavy chain and myosin light chain in *Escherichia coli*

ELIZABETH M. MCNALLY*, ELIZABETH B. GOODWIN†, JAMES A. SPUDICH‡, AND LESLIE A. LEINWAND*§

Cell

Vol. 62, 999-1006,
September 1990

A Molecular Basis for Familial Hypertrophic Cardiomyopathy: A β Cardiac Myosin Heavy Chain Gene Missense Mutation

Anja A. T. Geisterfer-Lowrance,* Susan Kass,†
Gary Tanigawa,† Hans-Peter Vosberg,‡
William McKenna,§ Christine E. Seidman,*
and J. G. Seidman†

17

MyoKardia

Cardiac Muscle Disruptions Caused by Defective Contractile Proteins

Heart Muscle Fibers Myofibril

Normal Sarcomere

Actin thin filament Actin-myosin cross-bridge

Myosin thick filament

Force-producing myosin head

Deep Understanding of How Changes in Cardiac Muscle Biology Impact Normal Heart Function

Cardiac Sarcomere Components

Myosin binding protein C

Troponin T Troponin I

á Tropomyosin

Actin

Myosin light Â Myosin chain heavy chain

Mutations in any of the structural and regulatory components of the sarcomere…

Chemomechanical Cycle

ATP

ADP

-Pi

…impact the chemomechanical cycle and how well the heart functions

MyoKardia’s Product Candidates are Designed to Correct the

Underlying Causal Defects

Normal Sarcomere

HCM Sarcomere DCM Sarcomere

Too many engaged Inadequate engaged cross-bridges cross-bridges

Cardiomyopathies Result from Three Distinct Types of Cardiac Muscle Disruptions

Hypertrophic Cardiomyopathy Dilated Cardiomyopathy Normal Heart (HCM) (DCM)

Normal Excessive Impaired Inadequate contraction contraction relaxation contraction

MyoKardia Has Created the World’s Leading Cardiomyopathy Registry

The Sarcomeric Human

Cardiomyopathy Registry (SHaRe) supports:

• Research (target discovery, etc.)

• Clinical development and registration

• Patient-caregiver community connectivity

World-class academic 11 centers, 10,000+ patients Novel genetic and collaborators …and growing clinical insights

Initial Examples of How We Intend to Leverage SHaRe to Augment Corporate Capabilities

Natural History Comprehensive picture of disease natural history of Disease • Define unmet needs

• Identify subpopulations to study

Role of Understand the role of genetic mutations in the natural history Mutations of disease

Advancing hypotheses that Mechanistic define MyoKardia next-generation programs

Hypotheses • Identify subdomains of proteins implicated by genetics as potential therapeutic targets

WINTHROP

Institute for Heart Care

An Overview of Hypertrophic Cardiomyopathy

Srihari S. Naidu, MD, FACC, FAHA, FSCAI

Director, Cardiac Catheterization Laboratory and Hypertrophic Cardiomyopathy, Winthrop University Hospital, Associate Professor of Medicine, SUNY – Stony Brook School of Medicine ; Past Trustee, SCAI ; Trustee, Brown University

Hypertrophic Cardiomyopathy

“Quick Facts”

WINTHROP

Institute for Heart Care

1. Most common genetic cardiovascular disease

2. Described first in 1957 by pathologist Donald Teare

3. Prevalence of phenotypically expressed HCM in the adult population ~0.2% (1:500; affects ~630,000 people in the US)

4. Most patients identified in their 30s to 50s

5. Both obstructive (oHCM) and non-obstructive (nHCM)

• ~1/3 with a resting gradient

• ~1/3 with a provocable gradient

• ~1/3 are non-obstructive

6. #1 cause of SCD in young athletes

• Majority suffer from heart failure symptoms

7. Common cause of heart failure, syncope, arrhythmias, palpitations as patients age

High Public Awareness of SCD, but Poor Understanding of Predominant

WINTHROP

Institute for Heart Care Burden of Disease

• HCM is the #1 cause of SCD in the United States

• For the vast majority of patients, HCM is slow, debilitating heart failure

– High burden of disease

– Shortness of breath, chest pain, palpitations or dizziness

– SCD is just the tip of the iceberg in HCM!

Oklahoma State Linebacker Mabin Retires From Football due to HCM

August 30, 2016

Alcohol Septal Ablation:

My Entry into the World of HCM

Currently manage >800 HCM patients in my care

American Heart Association WINTHROP Guidelines & International Textbook

Institute for Heart Care

Expanded 2nd Edition in Production 2018 Expected Press Date

Echocardiography

WINTHROP

Institute for Heart Care

LVOT Obstruction

WINTHROP

Institute for Heart Care

Continuous Doppler

WINTHROP

Institute for Heart Care

(Ray B and Martinez M, in Naidu, S., Ed. Hypertrophic Cardiomyopathy, 2015)

LVOT Obstruction Increases Risk of Severe Heart Failure or

WINTHROP

Institute for Heart Care Death from HF or Stroke

J Am Coll Cardiol 2005;46:470-6.

Reduction in LVOT Obstruction Improves Symptoms

WINTHROP

Institute for Heart Care

Surgical Myectomy Septal Ablation

Circulation. 1996;94:467-71. Circulation. 2008;118:131-139.

Pharmacologic Treatment of WINTHROP LVOT Obstruction

Institute for Heart Care

2011 ACC/AHA HCM GUIDELINES

• Beta-blocking drugs are recommended (Class I) for the treatment of symptoms (angina or dyspnea) in adult patients with obstructive or nonobstructive HCM

• Verapamil therapy is recommended (Class I) for refractory patients with obstructive or nonobstructive HCM who do not respond to beta-blocking drugs. However, verapamil should be used with caution in patients with high gradients, advanced heart failure, or sinus bradycardia

• Disopyramide is recommended (Class IIa) but fraught with problems:

– Proarrhythmia, necessitating monitoring

– Significant side effects, impacting QoL

– Variable efficacy

J Am Coll Cardiol 2011;58:e212– 60.

Mechanism of Action of Therapies WINTHROP to Relieve Obstruction

Institute for Heart Care

Obstruction

Symptoms

oHCM

Thickening

The Need for an Alternative

WINTHROP

Institute for Heart Care

• Invasive therapies

– Death in 0.5-1%

– VSD, aortic valve injury in 1-2%

– PPM implantation in 3-8%

– Risk of arrhythmias

– Recuperation time and days off from work

– Technically demanding

– Not available to all patients (< 3,500 total)

Key Takeaways

WINTHROP

Institute for Heart Care

• Most common genetic cardiovascular disease

• Common cause of heart failure, syncope, arrhythmias, palpitations as patients age

• Current medication options for HCM are used off-label and have significant side effects: beta blockers, non-dihydropyridine calcium channel blockers and disopyramide

• LVOT obstruction increases risk of severe HF or death

• Relief of obstruction improves symptoms and function

• Surgical treatment options are invasive, have associated risk of complications, are technically demanding and not available to all

• Dedicated medications for underlying biomechanical cause of HCM is an unmet need

HCM Clinician Roundtable and Q&A

MYK-461 Phase 1 Studies in

Hypertrophic Cardiomyopathy

Andrew Wang, MD, FACC, FAHA Professor of Medicine

Director, Hypertrophic Cardiomyopathy Clinic

Program Director, Cardiovascular Disease Fellowship

My Experience Treating HCM in Practice at Duke

Adult Cardiovascular Genetics: Dedicated HCM clinic and physicians, genetic counselor

Referral center for management of oHCM, including surgical myectomy, alcohol septal ablation; and EP, advanced heart failure therapies

Limitations of guideline-based treatment—an opportunity for a better therapy

HCM Treatment Algorithm

DukeMedicine

HCM Clinic

General

Cardiologist

HCM

Specialist

Surgeon

Mild or moderate symptoms

Persistent symptoms

Refractory or severe symptoms

LOVT Obstraction

Surgical myectomy Alcohol ablation

Non-obstractive

Transplant

Beta blocker Verapamil

Beta blocker Verapamil

Three Phase 1 Trials of MYK-461 in HCM Patients and Healthy Volunteers

MYK-461-001 MYK-461-002 MYK-461-003

Single Ascending Dose (SAD) Multiple Ascending Dose (MAD) SAD Trial in Healthy Volunteers Trial in HCM Patients Trial in Healthy Volunteers

Randomized, double-blind, Randomized, double-blind, Open-label, sequential-group, Trial Design placebo-controlled, sequential- placebo-controlled, sequential-SAD study group SAD study group MAD study

15 HCM patients

Study Size 48 healthy adults 60 healthy adults (2 with LVOT obstruction)

Six cohorts of eight subjects Five cohorts of 12 subjects Three cohorts: single dose of Treatment 48, 96 and 144 mg(1) each: single dose of 1, 2, 6, each(3): 28-day treatment of 12, 24 and 48 mg(2) 2, 6, 12.5, 18.5 and 25 mg(4)

Primary

Safety and tolerability of single (001 and 002) and multiple (003) oral doses of MYK-461

Endpoints

Secondary

Document pharmacokinetic (PK) profile and generate evidence of pharmacodynamic (PD) activity

Endpoints

(1) 48mg cohort (n=4 patients); 96mg cohort (n=6); 144mg cohort (n=5). (2) Each cohort randomized 6:2 MYK-461 or matching placebo.

(3)	Each cohort randomized 10:2 MYK-461 or matching placebo. (4) 25mg cohort treated for 25 days.

MyoKardia

MYK-461-001: SAD Study in HCM Patients

Key Inclusion Criteria Key Exclusion Criteria

Age 18-60 NYHA class IV

NYHA class I—III History of clinically important atrial or

LVEF ? 65% in prior six months ventricular arrhythmias

Age (mean ± SD) 41.3 ± 14.7 years

Sex 7 male (47%), 8 female (53%) NYHA Class 13 class I (87%), 2 class II (13%) None: 3 (20%) Beta blockers: 10 (67%)

Background HCM Medication

Calcium channel blockers: 4 (27%) Disopyramide: 1 (13%)

Left Ventricular Ejection Fraction

65 ± 2.3%

(LVEF)

Maximal LV wall thickness 1.9 ± 0.42 cm

LVOT gradient (Valsalva-induced) 2 (13%) (42 and 28 mmHg)

MyoKardia

Favorable Safety Profile Demonstrated in Two Single Dose Trials (HCM Patients and Healthy Volunteers)

Trial Safety Details

Following administration of MYK-461, all Adverse Events (AEs) reported, except one, were mild to moderate(1)

One Serious Adverse Event (SAE) reported

SAD Trial in HCM – Occurred in the highest dose cohort (144 mg)

Patients (001) – Transient episode of hypotension and asystole, due to a vasovagal reaction

– Spontaneously resolved without lasting consequences

Most common AEs were headache, heartburn, nausea, dizziness and fatigue(2)

All AEs reported mild to moderate

No SAEs reported

SAD Trial in

Healthy Most common AEs were dizziness, headache, electrode-skin reaction (contact dermatitis) and cannula/catheter-site reaction(2)

Volunteers (002)

Mild to moderate AEs occurred at a higher numeric frequency in the placebo arm than in the drug arm

(1)	One severe, non-serious AE occurred that was deemed to be not related to treatment (occurred prior to dosing).
(2)	Defined as events that occurred with a frequency of n?2; all other adverse events were single occurrences.

MyoKardia

MYK-461 Reduces Contractility in HCM Patients

Echocardiographic Measures of One HCM Patient (48 mg dose)

Pre-dose Post-dose (2 hr)

MyoKardia

Clinical Proof of Mechanism: Dose-Dependent PD Response Measured by Independent Biomarkers of Contractility

SAD Results: Response at 2 Hours

) 2 0

(% e lin e s 0 a B m fro P la c e b o -2 0 e g 1 2 m g Healthy n Volunteers a 2 4 m g h C 4 8 m g -4 0 e 4 8 m g v HCM ti 9 6 m g la Patients e 1 4 4 m g

R

-6 0

L V L V V e lo c ity E je c tio n F ra c tio n a l T im e F ra c tio n S h o rte n in g In te g ra l

NOTE: Data represent mean ± SEM.

MyoKardia

MYK-461 Shows Dose-Dependent Effect Clearly Differentiated from Placebo; Confirms Cessation of Single Dose Drug Activity at 48+ Hours

P la c e b o

5	0 1 2 m g Healthy
2	4 m g Volunteers l 4 0 a ) 4 8 m g r % g 4 8 m g

( te 3 0 HCM e 9 6 m g

In in Patients

2	0 1 4 4 m g e l e im s 1 0 a T B

0 ty m i o c o fr -1 0 l e e V g -2 0 n T a O h -3 0

V C L -4 0 -5 0

2	h r 3 h r 4 h r 2 4 h r 4 8 h r

T im e (h )

NOTE: Data represent mean ± SEM.

Two Patients with LVOT Obstruction Administered Single Doses of MYK-461

Phase 1 (SAD Trial in HCM Patients)

- Two subjects enrolled in 001 study had a history of obstruction, and displayed a provocable LVOT pressure gradient
- Each patient administered single 96 mg dose of MYK-461

Background on LVOT Obstruction

- Peer-reviewed literature indicates that reducing contractility leads to a reduction in outflow tract gradients[1]
- Prior experiments show ability of MYK-461 to reduce LVOT obstruction in feline models of oHCM[2]

LVOT Obstruction in a Study Patient


FR 20Hz
20cm
2D
78%
C 46
P Low
HPen
CF
68%
2.5MHz
WF High
Med
-61.6
cm/s
JPEG
58 bpm

(1) Nistri et al. Am J Cardiol. 2012; 110:715-719; Rosing et al. Circulation. 1979;60:1201-1207; Sherrid et al. J Am Coll Cardiol. 2005; 45:1251-1258.
(2) Data presented at the American College of Veterinary Internal Medicine Forum ("Effects of a Small Molecule Modulator of Sarcomere Contractility in Cats with Hypertrophic Cardiomyopathy"; June 2016).

49

MyoKardia

MyoKardia

Single Dose Trial Experience Suggests Linkage Between Reductions in Contractility and LVOT Obstruction, Each Caused by MYK-461

1.6

Conclusions

Drug g/mL) 1.2

( ? Patient 1

0.8 Both patients’ gradients reduced

Exposure 461] Patient 2

- 0.4 following single dose of MYK-461

(PK)

[MYK 0.0 Time course of drug exposure corresponds to temporal pattern

70

of reduction in contractility (LVEF) and LVOT gradient

(%) 60

Contractility

LVEF 50 Consistent with literature and MYOK pre-clinical experiments 40 that reduction in contractility leads to reducing outflow tract gradients

40

30 Further exploration of relationship Gradient among contractility, LVOT gradient

LVOT (mmHg) 20

and other measures in PIONEER-Obstruction LVOT 10 HCM and beyond

0

0 5 10 15 20 25 Time (hours)

MyoKardia

Multiple Ascending Dose Trial of MYK-461 Builds Body of Evidence of Safety and Drug Effect; Guides Phase 2 Design

Objectives of Safety and tolerability of multiple oral doses of MYK-461

Document PK profile and gather evidence of PD activity MAD Trial Guide Phase 2 trial design

All Adverse Events (AEs) reported mild to moderate

No Serious Adverse Events (SAEs) reported

Summary of Most common AEs reported include: upper respiratory tract infection, Adverse Events headache, lightheadedness

Overall number of AEs (across both groups) observed in similar frequencies to those observed in previous SAD trials

Path Forward Trial has not yet been un-blinded; follow-up visits ongoing

MyoKardia

Repeated Daily Dosing Also Demonstrates Clinical Proof of Mechanism

MAD Results in Healthy Volunteers: Response at Day 25

) 1 0

(% e n 0 li e s a B -1 0 m ro f

-2 0 e g n a P la c e b o h -3 0 C 1 2 .5 m g e iv -4 0 1 8 .5 m g t la 2 5 m g e R

-5 0

L V L V V e lo c ity E je c tio n F ra c tio n a l T im e F ra c tio n S h o rte n in g In te g ra l

Further data on MAD results available in H1 2017

NOTE: Data represent mean ± SEM.

MyoKardia

Consistent PK/PD Relationship Across Phase 1 Studies Supports Dose Selection for Phase 2

25

48mg

96mg SAD Trial in HCM Patients

144mg

) 12.5mg QD

e n MAD Trial in

18.5mg QD Healthy li

e 25mg QD Volunteers

ba s 0 m r o f g e cha n

(% -25 EF V L

-50

0 500 1000 1500 2000 2500 Plasma Concentration MYK-461 (ng/ml)

MyoKardia

Summary and Next Steps: Advancing to Phase 2 (PIONEER-HCM)

Summary Phase 1 86 healthy volunteers and 15 HCM patients dosed with MYK-Program 461 across three Phase 1 studies(1)

Favorable safety profile observed across a meaningful dose

Safety range, including multiple doses up to 28 days

Pharmacokinetics PK profile well documented for single and multiple doses (PK) Consistent PK/PD profile to inform Phase 2 dose selection

Clinical proof of mechanism observed in HV and HCM patients; dose-dependent reduction in cardiac contractility Proof of Mechanism • Experience in two patients consistent with literature indicating that reducing contractility can reduce LVOT obstruction

(1)	In addition to 22 subjects who received placebo.

MyoKardia

MYK-461 and the Path to Registration

Jonathan Fox, M.D., Ph.D. Chief Medical Officer

MYK-461 Development is Consistent with Principles of MyoKardia Precision Medicine

Therapy that targets causal pathway	• Designed to correct the underlying biomechanical defect • Potential for disease modification
Efficiently achieve POC / first-in-class in targeted populations	• Initial target: symptomatic, obstructive HCM • Efficient clinical development using biomarker strategy • Orphan Drug Designation granted in April 2016
Validate mechanistic hypothesis	• Proof of mechanism in HV and HCM patients • Broadly validates therapeutic hypothesis
Efficient clinical development path	• Mortality-based efficacy endpoints will not be required for registration; further detail herein
Show benefit in targeted groups; expand to broader populations	• Experience in oHCM patients to inform future development • Expand to symptomatic non-obstructive HCM patients (nHCM), pediatric patients

56
MyoKardia

MYK-461: From Mechanism to Clinical Benefit in Obstructive HCM

Reduce cardiac muscle contractility → Alleviate LVOT pressure gradient → ***Improved clinical benefit***

- Agents that reduce contractility relieve LVOT obstruction(1)

- Obstructive HCM increases risk of severe HF or death from HF or stroke(2)
- **Relief of obstruction documented to improve symptoms/function(3)**

Future clinical development to focus on relationships among LVOT obstruction, clinical symptoms and functional improvement

(1) Nistri et al. Am J Cardiol. 2012; 110:715-719; Rosing et al. Circulation. 1979;60:1201-1207; Sherrid et al. J Am Coll Cardiol. 2005; 45:1251-1258
(2) Maron, M. S., Olivotto, I., Betocchi, S., Casey, S. A., Lesser, J. R., Losi, M. A., et al. (2003). Effect of Left Ventricular Outflow Tract Obstruction on Clinical Outcome in Hypertrophic Cardiomyopathy. The New England Journal of Medicine, 348(4), 295–303
(3) Firoozi, S. et al. "Septal myotomy-myectomy and transcoronary septal alcohol ablation in hypertrophic obstructive cardiomyopathy." European Heart Journal (2002) 23, 1617–1624

57
MyoKardia

European Heart Journal (2002) 23, 1617–1624

MyoKardia

FDA Interactions Support Precision Clinical Development Pathway

Formal interactions with the FDA (July 2016 Type C meeting) have confirmed the following:

Mortality-based efficacy endpoints will not be required for registration

Improvement in functional capacity and/or clinical symptoms are suitable endpoints for registration

A single Phase 3 pivotal study demonstrating significant improvement in functional capacity or symptoms may be adequate for approval

- Treatment duration of 12-24 weeks is appropriate

MyoKardia

Endpoints for Registration of MYK-461 to Measure Functional Capacity and Clinical Symptoms

Peak VO2 is the gold-standard for quantitative determination of exercise capacity

Functional

Capacity Linked to long-term prognosis in HCM patients (Peak VO2) • Correlates with clinical symptoms

Primary endpoint of other ongoing HCM trials

Clinical Will assess dyspnea (measures the primary limiting Symptoms symptom for HCM patients), NYHA class and quality of life

All above measurements to be assessed in Phase 2; final determination of primary endpoint in pivotal trial based on analysis of Phase 2 results

MyoKardia

Future Clinical Development to Link Mechanism to Clinical Benefit for Registration

Reduce cardiac Alleviate LVOT Improved muscle contractility pressure gradient clinical benefit

?MYK-461 ?Data showing demonstrates proof of reduction of gradient mechanism in HV and in two patients with HCM patients LVOT obstruction

Additional safety data in oHCM patients; outpatient setting PIONEER-HCM

Demonstrate consistent

Phase 2 Pilot Trial

reduction in LVOT gradient after multiple doses

Demonstrate that gradient reduction with MYK-461 confers Future Development to clinical benefit; confirm endpoint for registration

Enable Registration Establish safety and significant clinical benefit (function and/or symptoms) as a basis for registration

PIONEER-HCM: A Phase 2 Pilot Study in Symptomatic oHCM

Study Goals

- Evaluate safety and tolerability of repeated doses of MYK-461 in patients with symptomatic obstructive HCM
- Experience with MYK-461 in an outpatient setting
- Assess level of reduction in LVOT gradient over 12 weeks of drug exposure

Role in Development Pathway

- Begin to characterize relationship among: reductions in contractility, LVOT gradient and clinical endpoint(s)
- Endpoints to include: **functional capacity** (peak VO_2) and **clinical symptoms** (dyspnea, NYHA score, QOL / KCCQ)
- Enable progression to larger Ph2 study to finalize dosing and endpoints before subsequent single pivotal study

Abbreviations used: NYHA = New York Heart Association; QOL = Quality of Life; KCCQ = Kansas City Cardiomyopathy Questionnaire.

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MyoKardia

PIONEER-HCM Study Details

Population

- Diagnosed HCM
- Age 18-70
- LVOT gradient:
  - Resting: ≥30 mmHg
  - Post-exercise: ≥50 mmHg
- LVEF ≥ 55%
- Without background HCM medications

Design

- ***Open-label, single-arm pilot study***
- n=10 patients
- **12 week duration** followed by washout
- Primary Endpoint: Change in **LVOT gradient**
- Additional objectives include: evaluation of **functional capacity** (CPET/pVO_2) and **clinical symptoms** (dyspnea, KCCQ, NYHA)
- Exploratory EPs include wearable biosensor measurements (e.g. iRhythm Zio®XT patch)



Screening
MYK-461 Study Drug
Washout
Starting Dose
Adjusted Dose
Screening
Week 4: Dose Adjustment(1)
Week 12: Primary Endpoint
Week 16

(1) At the end of week 4, pre-specified criteria allow for an increase or decrease in dose based on % decrease from baseline in LVEF.

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MyoKardia

PIONEER-HCM: Expected Objectives and Timing

Objectives	• Assess safety and tolerability of MYK-461 in outpatient setting • Gather data that reducing contractility with MYK-461 may reduce LVOT pressure gradient after multiple doses – Target ~15-20% relative reduction in LVEF – Future studies to test more modest levels of LVEF reduction • Explore relationships among: contractility biomarkers, LVOT gradient, peak VO_2, symptoms
Trial Locations	• Six U.S. sites: Duke, Mayo Clinic (Arizona),Oregon Health Sciences, Penn, Tufts, Yale
Status	• Study initiated; topline data expected H2 2017

63

MyoKardia

Beyond PIONEER-HCM: Efficient Clinical Development Plan to Support Registration for MYK-461 in oHCM

Study	Description	Primary EP	Trial Size	Treatment Duration	Potential Data Catalyst(s)
Phase 2 Pilot (PIONEER-HCM)	Effect of MYK-461 on LVOT gradient	LVOT gradient	10	12 weeks	Topline data H2 2017
Phase 2 (005 Trial)	Characterize gradient reduction and clinical benefit at multiple dose levels	LVOT gradient	~60-100	12 weeks	Initiate H2 2017 Overall duration ~1 year
Phase 3 (006 Trial)	Pivotal trial; confirm safety and clinical benefit in oHCM patients for registration	Peak VO_2 (1)	~150-200	12-24 weeks	Overall duration ~2 years



Ph1 SAD trial – HV
Ph1 SAD trial – HCM patients
Ph1 MAD trial – HV
PIONEER-HCM
Phase 2
Phase 3
NDA Filing
Today

(1) To be informed by Phase 2 study.

64
MyoKardia

Summary Development Plan for Additional Indications for MYK-461

Non-obstructive HCM (nHCM)	Pediatric HCM
• No medical or surgical therapies available other than transplant • In total, ~220,000 patients in U.S. (~33% of HCM patients)[1] • Dosing and design to be informed by PIONEER-HCM • Initiate nHCM study in H2 2017	• Observed in children from infancy to adolescence • ~1,500 children diagnosed annually[2] • Initiate studies based on adequate safety experience, expected to be obtained in Phase 2

Additional information on development plan to be shared in 2017

(1) Gersh, B. J., et al. (2011). 2011 ACCF/AHA Guideline for the Diagnosis and Treatment of Hypertrophic Cardiomyopathy: *58*(25), 2703–2738.
(2) Lipshultz, S. E., Sleeper, L. A., Towbin, J. A., Lowe, A. M., Orav, E. J., Cox, G. F., et al. (2003). The incidence of pediatric cardiomyopathy in two regions of the United States. *The New England Journal of Medicine*, *348*(17), 1647–1655.

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MyoKardia

Q&A

MyoKardia

Break

MyoKardia

JHONS HOPKINGS

MEDICINE

An Overview of

Dilated Cardiomyopathy

Daniel P. Judge, M.D.

Director, JHU Center for Inherited Heart Disease Director, Advanced HF & Transplant Fellowship Johns Hopkins University, Division of Cardiology

JOHN HOPKINS

MEDICINE

Dilated Cardiomyopathy Defined

Enlarged and weakened heart with normal wall thickness.

Particularly involving the left ventricle, often both ventricles.

Different than Hypertrophic, Restrictive, and Right Ventricular Cardiomyopathy.

Typically associated with heart failure (HFrEF), though often asymptomatic initially.

Atlas of Heart Diseases, Braunwald E (editor); Mosby 1995

JOHN HOPKINS

MEDICINE

Causes of DCM

Felker GM. N Engl J Med; 342(15):1077-84, 2000

Ischemia (CAD)

“Idiopathic”

Genetic

Hypertension

Inflammatory

Alcohol and drug abuse

Muscular dystrophy

Pregnancy Related

Toxins

Thyroid disease

Viral

Others

One Patient’s Journey

A 23 year-old woman with three years of exertional shortness of breath attributed to asthma….

Presented with worsening shortness of breath and “flu-like” illness over 3 months.

Treated for bronchitis—no improvement.

Developed orthopnea (shortness of breath supine).

Developed a painful, cold left foot with pallor indicating a probable blood clot in a leg artery (arterial embolism).

Chest X-Ray of DCM Heart

DCM

Normal

Very large heart Normal

Echocardiogram of DCM Heart

One Patient’s Journey (Cont.)

Symptoms of heart failure for three years prior to her diagnosis of DCM.

Standard medical therapy improved her LV ejection fraction from 15% to 30%.

Received a biventricular pacing defibrillator, and felt better for 4 years.

Recent worsening of heart failure; patient is being evaluated for heart transplantation.

Differential Diagnosis

Ischemic DCM—ruled out

Developmental malformations—ruled out

Inflammatory—ruled out

Infiltrative—ruled out

Normal tests: CBC, HIV, TFTs, Fe level

Remote viral infection?

“IDIOPATHIC” (“we have no idea”)

Family History: father died age 41: “heart attack”

One Patient’s Journey: Genetic Testing

Large clinical panel of genes tested for cause of her DCM.

Heterozygous TNNT2 mutation identified (p.Arg205Leu); previously published.

Also present in her affected brother.

Genetic DCM Defined

Approximately 20% to 35% of “idiopathic” DCM is familial.

Apparently spontaneous cases may be due to de novo mutations or recessive inheritance.

Incomplete penetrance, age-dependent phenotype, and small families also limit our ability to recognize familial cardiomyopathy.

“It’s probably viral cardiomyopathy.”

Estimate of familial DCM as a % of idiopathic DCM based on:

Cuenca S et al. Genetic basis of familial cardiomyopathy patients undergoing heart transplantation. J Heart Lung Transplant, 2016;35:625-35.

Haas J, Frese KS, Peil B, Kloos W, Keller A, Nietsch et al. Atlas of the clinical genetics of human dilated cardiomyopathy. Eur Heart J 2015;36:1123-1135.

Judge DP. Use of Genetics in the Clinical Evaluation of Cardiomyopathy. JAMA 2009; 302:2471-6.

Hershberger RE, Parks SB, Kushner JD, Li D, Ludwigsen S, Jakobs P, Nauman D, Burgess D, Partain J, Litt M. Coding sequence mutations identified in MYH7, TNNT2, SCN5A, CSRP3, LBD3, and TCAP from 313 patients with familial or idiopathic dilated cardiomyopathy. Clin Transl Sci. 2008 May; 1(1): 21–26.

Current International Guidelines

JOHNS HOPKINS MEDICINE

- Genetic testing for:
  - DCM: Recommended if conduction delay or FH of unexpected SCD.
  - HCM: Recommended.

EUROPEAN SOCIETY OF CARDIOLOGY®

Europace (2011) **13**, 1077–1109
doi:10.1093/europace/eur245

HRS/EHRA EXPERT CONSENSUS STATEMENT

STATE OF GENETIC TESTING FOR DILATED CARDIOMYOPATHY (DCM)

Class I (is recommended)

Comprehensive or targeted (*LMNA* and *SCN5A*) DCM genetic testing **is recommended** for patients with DCM **and** significant cardiac conduction disease (i.e., first-, second-, or third-degree heart block) and/or a family history of premature unexpected sudden death.

Mutation-specific genetic testing **is recommended** for family members and appropriate relatives following the identification of a DCM-causative mutation in the index case.

New guidelines are under development for cardiac genetic testing by AHA/ACC and also by HFSA in conjunction with ACMG.

78

Current Standard of Care

Increase Force of Contraction?

Inotropes:

Dobutamine

Milrinone

Vesnarinone

Amrinone

DCM Summary

There is an identifiable population of people with genetic DCM: the most common cause of idiopathic DCM.

The diagnosis is often delayed, particularly in younger patients.

Current medical therapies rely on blocking neurohormones that cause adverse LV remodeling.

There are no DCM-specific treatments for the underlying biomechanical condition.

Better therapies are needed to make hearts work more efficiently.

MyoKardia’s DCM Program: MYK-491

Robert McDowell, Ph.D. Senior Vice President, Drug Discovery

Myokardia

Our MYK-491 Program is Designed to Replicate the Elements that Led to Clinical Proof of Concept in MYK-461

Mechanistic understanding of underlying drivers of disease

Therapies to directly modulate targets in causal pathway

Highly predictive assays and model systems

Efficient registration path with early proof-of-concept

Continuous feedback loop to develop best-in-class solutions

MYK-461

MYK-491

In process

In process

Therapeutic Hypothesis for MYK-491 as a Cardiac Myosin Activator

Inadequate engaged

cross-bridges

MYK MYK-491

Increase extent of contraction

Restores cardiac output in dilated heart Potential for beneficial remodeling

Goal: improve symptoms of HF in patients with genetic DCM

Directly target mechanistic defect

Sarcomere mutations result in underpowered contraction Known causal pathway; identified genetic targets Distinct from conventional inotropes

Implications

Potential for controlled increases in contractility Minimal impact on diastole / relaxation Potential for wider therapeutic index

-4 MYK-491 is an Application of MyoKardia Precision Cardiovascular Medicine

Precision Medicine

Identify patient populations most likely to benefit

Use multiple methods to effectively stratify targeted group(s)

Underlying Etiology

Genetic DCM

Sarcomere mutations known to cause crossbridge defects

Clinical Features

Functional impairment

High symptomatic burden

Refractory to SOC

Mechanism of Action

Initial target: specific mutations with mechanistic rationale that MYK-491 may work in this patient group

Preliminary Estimates of DCM Patient Population Driven by MyoKardia Precision Medicine Approach

Idiopathic Dilated Cardiomyopathy (DCM)

~900,000

Genetic DCM (gDCM)

(~360,000)

Idiopathic DCM with unknown genetic cause(1)

DCM due to Identified Sarcomeric Mutations

(~270,000)

Other Known Mutations (~90,000)

Our proposed initial indication represents a subset of this population

(1)	Represents approximately 60% of idiopathic DCM. Consists of “phenotype positive / genotype negative” patients as well as patients with genetic variants of currently unknown significance.

Robust Data Set Across Multiple Animal Model Systems Support Advancement into Human Trials

Healthy Dog

Heart Failure Dog

Pig

Increase extent of contraction

Stroke Volume (SV): biomarker of contractility

LVOT Velocity Time Integral (LVOT-VTI): biomarker of contractility; same parameter used in MYK-461 Phase 1

End Systolic Pressure-Volume Relationship (ESPVR): measure of inotropy

Minimal impact on diastole / relaxation

Tau: measure of diastolic relaxation

LV End Diastolic Diameter (LVEDD): measure of heart dimensions at diastole

End Diastolic Pressure-Volume Relationship (EDPVR): measure of diastolic compliance

Consistent results observed across multiple pre-clinical model systems

Healthy Dog: Increases Contractility without Diastolic Impact

Dose dependent increase in stroke volume (SV)

Contractility Parameters

35 30

Baseline) 25

. 20

(vs

15

SV in 10 5 change 0

% -5

0.1 1 10

Plasma concentration (µM)

Dose dependent and reversible positive inotropy

14

**

12 **

10 **

* Vehicle

(mmHg/mm) 8 1 mg/kg

6 3 mg/kg ESPVR 5 mg/kg 4

* p < 0.01

2

** p < 0.001 baseline 3h 6h 24h

Time after oral administration

Diastolic / Relaxation Parameters

In same experiments, no meaningful changes in diastolic relaxation, as measured by LVEDD (LV end diastolic diameter) and EDPVR (end diastolic pressure volume relationship)

Paced HF Dog: Restores Heart Function in an Animal Model of Disease without Impairing Relaxation

Contractility Parameter

Velocity Time Integral

90 *

Vehicle

80

1 mg/kg * *

70 *

Baseline 3 mg/kg

60

5 mg/kg *

50 from 40 *

30 20

Change 10

0

% -10

0h 3h 6h

•Dose dependent increase in contractility

* p < 0.05

Diastolic / Relaxation Parameter

Tau

20 Vehicle 1 mg/kg

10 3 mg/kg

Baseline 5 mg/kg from 0 Change -10

-20

%

0h 3h 6h

•No significant impact on diastolic relaxation

Pig Model: Increases Systolic Function without Impairment of Diastole in a Second Large Mammal Model

Contractility Parameter

Stroke Volume

(%) 20

MYK-491 (n=7) * ** ** Control (n=6)

baseline 10 from 0

* p < 0.05 ** p < 0.01

Change -10

Bsl 0.16 0.33 0.5 0.66 0.84 1 mg/kg

•Dose dependent increase in contractility

Diastolic / Relaxation Parameter

(%) 15 Tau

MYK-491 (n=7)

10

Control (n=6)

Baseline 5 0 from -5 -10 Change -15

Bsl 0.16 0.33 0.5 0.66 0.84 1 mg/kg

•No significant impact on diastolic relaxation

Baseline 1 mg/kg IV infusion

Imaging Studies in Pig Model Show that MYK-491 Can Increase Contractility without Impairing Diastole 91

92 Freeze Frames of Imaging Studies in Pig Model Highlight Increased Contraction without Diastolic Impairment

Baseline 1 mg/kg IV infusion End of Systole

End of Diastole

MYK-491 Expected to Follow a Clinical Development Pathway Informed by Principles of MyoKardia Precision Medicine Trial # Description Trial Objective(s) Trial Initiation Topline Results

001 Ph1 Single ascending dose (SAD)

• Safety, tolerability, Proof of Mechanism (POM)

H1 2017 Q3 2017

002 Ph1 Multiple ascending dose (MAD)

• Safety, tolerability, POM for repeated dosing

Guide dosing in Phase 2 and beyond

H2 2017 TBA

Research Directions Toward Vision 2020

Mike Graziano, Ph.D.

Vice President, Research Biology

Mechanistic understanding of underlying drivers of disease

Highly predictive assays and model systems

Continuous feedback loop to develop best-in-class

Therapies to directly modulate targets in causal pathway MYK-461 MYK-491 Future Programs

In process

In process

MyoKardia Generating Valuable Insights from Key Investments in Product Engine

Precision medicine approach

Mechanism conserved throughout discovery and development

Efficient clinical development

Clinical insight to causality (genetics)

Molecular targets in causal pathway

Specifically targeted therapies for defined patient groups

Imaging-based biomarker strategy

Potential for faster, smaller, more cost-effective clinical trials

In vitro

Small animals

Large animals

Healthy volunteers

HCM/DCM patients

Each pathology can be targeted using multiple mechanisms

Identify the most appropriate mechanism for each patient

Leadership of our disease space with multiple best-in-class agents

Deep research investments to identify causal mechanism

Test underlying assumptions through our precision approach

Potential for combination strategies

Various methods of patient segmentation

Invest in translational tools (cellular, SHaRe, in vivo) to map mechanism to patient segment

Sustainable competitive advantage

Capitalize on position at “center of ecosystem”

Innovator in diagnosing, monitoring and treating patients

Efficient and iterative development plan to achieve best-in-class

Rapidly advance first-in-class agents to clinic

Clinical, translational experience to guide discovery and development (continuous feedback loop)

Leader in the Science and Treatment of Heritable Cardiomyopathies: Expected Implications and Benefits

Path to Leadership in the Disease Space: Best-in-Class Therapies to Treat Characteristic Pathologies

Impaired relaxation

Excessive contraction

Inadequate

contraction Underlying Pathology Dilated cardiomyopathy (DCM) Hypertrophic cardiomyopathy (HCM)

Initial Disease Indications

Therapeutic Hypothesis

Improve relaxation kinetics

Reduce power output Enhance power output LUS-1 MYK-491

HCM-2

… and potential future disease area expansions beyond heritable cardiomyopathies

MYK-461

Significant Opportunity for Important Therapies Remains in Our Core Area of Expertise

Current clinical-stage programs: Formation of myosin-actin crossbridge

MyoKardia pipeline programs based on validated genetic targets

Targeting regulatory proteins:
more subtle modulation of contraction; potential partial activator/inhibitor



Myosin-actin crossbridge
Myosin binding protein C
Troponin T
Troponin I
α Tropomyosin
Actin
Myosin light chain
β Myosin heavy chain

Plus: additional validated targets

99

MyoKardia

Our Precision Medicine Strategy Has Potential Applicability Beyond Our Initial Vision 2020 Targets 100 Vision 2020

Leadership in our disease area(s)

Focus on heritable cardiomyopathies

Future Applications

Expansion to serve additional, broader patient populations

Apply precision approach to sub-divide broad HF

U n derlying Etiology Clinical Features

Mechanism of Action MyoKardia Precision Cardiovascular Medicine

Closing Remarks

Tassos Gianakakos

Chief Executive Officer

Key Takeaways From Today 102 MYK-461 and HCM

Mortality-based efficacy endpoints will not be required for registration

Improvement in functional capacity and/or clinical symptoms are suitable endpoints for registration

Single Phase 3 pivotal study demonstrating significant improvement may be adequate for approval

PIONEER-HCM de-risks overall program; efficiently enables studies to support determination of dose and endpoint

Initiate Phase 2 trial in nHCM in H2 2017

MYK-491 and DCM

Strong pre-clinical rationale for MYK-491 to advance into Phase 1 in H1 2017

Second clinical candidate further validates our precision medicine product engine

MyoKardia Corporate

Poised to execute on Vision 2020

Multiple data catalysts in 2017

Research group provides strong foundation for future growth

2016 2017

Value Inflection Catalysts From Multiple Programs Throughout 2016 and 2017

HCM / MYK-461 Milestone

DCM / MYK-491 Milestone Corporate Milestone

Q3 2017:

Topline data from Phase 1 SAD trial of MYK-491 H2 2016: Enroll first patient in PIONEER-HCM trial

H2 2017:

Topline data from PIONEER-HCM H2 2017: Initiate Phase 2 clinical trial of MYK-461 in oHCM

H2 2017:

Initiate clinical trial of MYK-461 in nHCM population

H1 2017:

$25 million cash milestone from Sanofi for MYK-491 IND filing; initiate Phase 1 trial Early 2017: Sanofi partnership continuation and $45 million cash milestone

Q&A

MyoKardia